Q1 2013 Earnings Conference Call April 25, 2013 Exhibit 99.2

Forward-Looking Statements

This slide presentation should be reviewed in conjunction with the First Quarter 2013 earnings releases of SunCoke Energy, Inc. (SunCoke) and
SunCoke Energy Partners, L.P. (Partnership) and the conference call held on April 25, 2013 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the
Partnership, in contrast with statements of historical facts, are forward-looking statements.  Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words
“believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all.  Moreover, such statements are subject to a number of assumptions, risks and uncertainties.  Many of these risks are beyond the control of
SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.  Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof.  SunCoke and the
Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language)
whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

SUNCOKE ENERGY, INC. RESULTS

Q1 2013 Highlights

•
Executed SunCoke Energy Partners initial public offering
– Declared first quarterly cash distribution prorated for the date of the IPO
– Currently expect to increase quarterly distribution by ~2.5% for next quarter and anticipate an overall increase of ~7% for the Q4 2013 distribution to be paid in early 2014
•
Completed VISA SunCoke JV, marking our entry to India
– Invested $67.7 million for a 49% stake
•
Delivered improved coke performance driven by Middletown
facility
•
Improved coal productivity and reduced cash costs
•
Ended quarter with substantial financial flexibility
– ~$200 million cash attributable to SXC at quarter-end after India investment, and $106 million of cash at SXCP
Photo courtesy of VISA Steel

Q1 2013 Earnings Overview
Q1 2013 EPS of $0.03 reflects
• Challenging coal price environment
• Accelerated depreciation expense at
Indiana Harbor
• ($0.10) EPS impact related to debt
issuance costs and unfavorable tax items
• Income attributable to SXCP public
holders ($0.07) in 2013
Adjusted EBITDA down on coal mining
segment performance, partially offset by
improved cokemaking results
Reaffirm 2013 consolidated Adjusted
EBITDA and EPS guidance of $205 million -
$230 million and $0.30 - $0.55
(1)
For a definition and reconciliation of Adjusted EBITDA, please see appendix.

$0.24
$0.03
Q1 2012 Q1 2013
Earnings Per Share
(diluted)
$55.5
$52.3
Q1 2012 Q1 2013
Adjusted EBITDA
(1)
(in millions)

Q1 2013 Financial Results
(1) Coke Adjusted EBITDA includes Domestic Coke and International segments.
(2) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton, please see appendix.
($ in millions)
Q1'13 Q1'12
Q1'13
vs.
Q1'12
Domestic Coke Sales Volumes 1,058   1,078   (20)
Coal Sales Volumes 373      373      -
Revenue $453.9 $481.3 ($27.4)
Operating Income $27.0 $33.9 ($6.9)
Net Income Attributable to
Shareholders
$2.1 $16.9 ($14.8)
Earnings Per Share $0.03 $0.24 ($0.21)
  Coke Adjusted EBITDA
(1)
$62.7 $54.9 $7.8
  Coal Adjusted EBITDA
(2)
($4.6) $7.4 ($12.0)
  Corporate/Other ($5.8) ($6.8) $1.0
Adjusted EBITDA
(2)
$52.3 $55.5 ($3.2)

Reflects impact of lower coal prices in
coke and coal segments
Coke business performed well, led by
Middletown, which increased
$8.8 million
Coal weakness driven by $50/ton yr/yr
decline in prices, partially offset by
lower cash production costs
Accelerated depreciation at Indiana
Harbor ($0.06)
Write-off of unamortized debt issuance
costs and debt-related fees ($0.05)
Unfavorable tax items ($0.05)
Income attributable to SXCP public
holders in 2013 ($0.07)
Revenues lower by 5.7%
Adjusted EBITDA down 5.8%
EPS decline to $0.03 reflects

Adjusted EBITDA
(1)
Bridge – Q1 ‘12 to Q1 ‘13
Weak coal mining segment results partially offset by
improved coke operations driven by Middletown
($ in millions)
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix
(2) Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor in 2012
•
$4.8M better
cost recovery
•
Favorable
comparison to
1Q12’s ($4.0M)
of start-up costs
and yield
performance
•Net improvement of $1.2M

$55.5
$52.3
$8.8
$4.3
$1.0
($3.1)
($2.2)
($12.0)
Q1 2012
Adjusted
EBITDA (1)
Middletown Indiana
Harbor (non-
recurring)(2)
Indiana
Harbor
Coke Business
(excl.
Middletown &
Indiana Harbor)
Coal Mining Corporate
Costs
Q1 2013
Adjusted
EBITDA (1)

Diluted EPS Bridge – Q1 ‘12 to Q1 ‘13
EPS impacted by higher depreciation costs due to Indiana Harbor refurbishment and approximately ($0.10) of non-recurring items
(1) For a definition and reconciliation of Adjusted EBITDA, please see the appendix
$0.24
$0.03
$0.01
($0.02)
($0.02)
($0.06)
($0.05)
($0.07)
Q1 2012 EPS
(Diluted)
EBITDA Depreciation,
Depletion &
Amortization
Indiana
Harbor
Accelerated
Depreciation
Financing
Costs
Taxes Net
Income/(Loss)
Attributable
to NCI
Q1 2013 EPS
(Diluted)
Attributable
to SXC
Reflects ($0.05) impact
of unfavorable tax items

$239.2
$6.4
$23.9
($17.5)
($30.5)
($67.7)
$382.0
($225.0)
($3.7)
$307.1
$106.2
$200.9

SXC Liquidity Position
Ended quarter with strong cash position and virtually undrawn revolver even after making ~$68 million VISA SunCoke JV investment
($ in millions)
SXCP IPO transaction
Includes:

•
Includes
$16.2M for
Indiana
Harbor
(1) Reflects timing of payment of a $24.5 million receivable due on the last day of quarter, but paid first day of next
(2) Includes early payment on $11.8 million of accrued sales discounts
(3) Excludes $6.5 million in  offering expenses paid in 2012 and includes $0.7 million of fees related to the amendment of SXC credit facility
•
Accts Receivable: ($27.0M)
(1)
•
Inventories:  $18.9M
•
Accts Payable: $19.0M
•
Accrued Liabilities: ($21.4M)
(2)
Q4 2012
Cash
Balance
Q1 2013
Net Income
Depreciation,
Depletion &
Amortization
Working
Capital, Deferred
Taxes & Other
Capital
Expenditures
VISA
SunCoke JV
SXCP Equity &
Debt
Offerings
(net of fees)(3)
SXC Debt
Paydown
Other Cash Used
In Financing
Activities
Q1 2013
Cash
Balance

1,068
1,095
1,097
1,082
1,051
142
175
286
291
174
153
177
291
299
176
154
178
297
291
177
153
173
291
294
171
152
167
290
264
178
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

$ 51/ton(2)
$ 58/ton
$ 62/ton
$ 58/ton(3)
$ 58/ton
$55
$63
$70
$62
$61
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Domestic Coke Business Summary

(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.
(2) Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor and $4.0 million of non-
recurring startup costs at Middletown.
(3)
Domestic Coke Production
Domestic Coke Adjusted EBITDA
(1)
Per Ton
Overall cokemaking business performed well, delivering
Adjusted EBITDA per ton of $58 in first quarter
(Tons in thousands)
($ in millions, except per ton amounts)
Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review.
Jewell Indiana Harbor Haverhill Granite City Middletown Domestic Coke Segment
Adjusted EBITDA/ton

$171
$167
$165
$166
$127
$150
$137
$143
$144(3)
$121
$20
$25
$27
$16
($12)
$7
$9
$11
$6
($5)
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Coal Mining Financial Summary
Q1 2013 Adjusted EBITDA down
$12 million from Q1 2012
•
Driven by $50 decline in average sales price
•
Sales volume flat
Delivered significant improvement in
per ton cash production costs
•
Jewell underground costs down sequentially
and yr/yr
–
$129 in Q1 2013; $149
(3)
in Q4 2012;
$159 in Q1 2012
Coal action plan progress
•
Rationalized mining plans, idled mines and
reduced headcount
•
Upgraded equipment and training programs
•
Installed new cyclone system at prep plant
Expect Coal Mining segment to
deliver FY 2013 Adjusted EBITDA of
$0 – ($15) million; consistent with
guidance
Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
(1)
(2)
(3)
Coal Sales, Production and Purchases
Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
Coal Sales
373 365 392 371 373
Coal Production
375 401 349 351 349
Purchased Coal
19 4 10 9 18
Reject Rate (%)
68 66 67 66 66

Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.
Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.

SUNCOKE ENERGY PARTNERS, LP RESULTS

SXCP Q1  2013 Financial Results
Sustained solid results at Middletown and Haverhill
provide a strong platform for future growth
n/a  - Not applicable
*    - Proforma Jan 1-Mar 31, 2013 for offerings completed on January 24, 2013

Q1'13 Q1'12 Q1'13 vs Q1'12
($ in millions except where noted) Actual Actual Change
Coke Production (in '000s of tons) 442 428 14
Coke Sales Volumes (in '000s of tons) 448 424 24
Financial Results:
Revenues 184.9 $            176.7 $            8.2 $
Operating Income 34.5 $              20.3 $              14.2 $
Net Income
(1)
23.9 $              12.4 $              11.5 $
Net Income attributable to SXCP
(1)
15.3 $              12.4 $              2.9 $
Profitability Measures:
Proforma* Adjusted EBITDA attributable to SXCP
(2)
26.5 $              n/a -
Proforma* Adj. EBITDA per ton attributable to SXCP
(2)
91.19 $            n/a -
Distributable Cash Flow
Proforma* Distributable Cash Flow
(2)
22.0 $              n/a -
Minimum Quarterly Cash Distribution 13.2 $              n/a -
Distribution Coverage Ratio 1.66x n/a -
(1)
Reflects impact of local income taxes
(2)
For a definition and related reconciliations of Adjusted EBITDA, Adjusted EBITDA/Ton and Distributable Cash Flow,  please  see appendix

SXCP Liquidity Position
Reserved for
environmental
remediation
A solid cash balance and undrawn $100 million revolver provide SXCP the flexibility to seize potential new growth opportunities
• Ongoing CapEx:
($1.2M)
• Pre-funded
environmental
remediation:
($4.5M)
Includes
settlement of
accrued sales
discounts
($11.8M)
SXCP IPO transaction

$376.1
$23.9
$7.6
($225.0)
($33.1)
($25.8)
($5.7)
($11.8)
$43.7
SXCP Equity &
Debt Offering,
Net of Fees
Debt
Paydown
Distributions
to SXC from IPO
Q1 2013
Net Income
Depreciation,
Depletion &
Amortization
Working
Capital Changes
/ Other
Capital
Expenditures
Cash
Distribution to
SXC (for 35%
post-IPO)
Q1 2013
Cash
Balance
$106.2

SXCP Updated 2013 Outlook
(1) Adjusted EBITDA equals SXCP’s 65% interest in Haverhill and Middletown’s Adjusted EBITDA  (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP).
(2) Total unit coverage ratio calculated as cash available for distribution divided by total distributions at the minimum distribution rate of $52.9 million.

Based on solid operating performance and outlook, we have increased our
Adjusted EBITDA and cash distribution coverage expectations for 2013
Prospectus Revised 2013 Outlook
($ and units in millions, except per unit data) 2013 Forecast High Low
Adjusted EBITDA attributable to SXCP
(1)
$88.3 $93.0 $88.3
Less:
Cash interest ($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee) 11.6 11.6 11.6
Accrual for replacement capital expenditures 3.7 3.7 3.7
Ongoing capital expenditures (65% share of Haverhill and Middletown attributable to SXCP) 9.1 9.1 9.1
Public partnership expense 2.5 2.5 2.5
Estimated Distributable Cash Flow $61.4 $66.1 $61.4
Excess distributable cash flow available for distribution 8.5 13.2 8.5
Total estimated minimum annual distribution $52.9 $52.9 $52.9
Minimum annual distribution per unit $1.65 $1.65 $1.65
Total unit coverage ratio
(2)
1.16x 1.25x 1.16x

SXCP Distribution Growth Outlook

•
Declared initial quarterly cash distribution of $0.3071
– Reflects proration of the $0.4125 minimum quarterly distribution rate for the January 24, 2013 closing of the IPO
•
Given confidence in current outlook, expect to increase
quarterly cash distribution rate
– Currently expect to increase quarterly cash distribution by ~2.5% for next quarter and anticipate an overall increase of ~7% for the Q4
2013 distribution to be paid in early 2014

2013 OUTLOOK & PRIORITIES

SXC: 2013 Guidance Summary
Metric
Revised Guidance: 2013
Post SXCP IPO
Adjusted EBITDA
(1)
Consolidated
Attributable to SXC Shareholders
$205 – $230 million
$165 – $190 million
EPS Attributable to SXC Shareholders
(diluted)
$0.30 – $0.55
Cash Flow from Operations ~$140 million
(3)
Capital Expenditures and Investments
(2)
~ $200 million
Effective Tax Rate 14% – 20%
Cash Tax Rate 12% – 20%
Domestic Coke Production 4.3+ million tons
Coal Production ~ 1.4 million tons
(1) For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 27
(2) See appendix for details
(3) Includes  ~$38 million of sales discounts payable to customers of which ~$12million is pre-funded at SXCP with IPO proceeds

Prior range
7-14%

2013 Priorities
Operational Excellence
Operational Excellence
• Sustain momentum at coke
facilities
• Execute Indiana Harbor Plan
• Execute refurbishment
• Resolve NOV
• Renew coke contract
with return on
refurbishment capital
• Implement environmental
project at Haverhill and
Granite City
• Execute coal mining action
plan to decrease cash cost
• Maintain top quartile safety
performance
Grow The Coke
Grow The Coke
Business
Business
• Domestic
• Obtain permit for next
potential U.S. facility
• Identify and pursue
strategic acquisition
opportunities in the U.S.
and Canada
• Evaluate adjacent business
lines to extend growth
opportunities
• International
• Closed VISA SunCoke joint
venture transaction
• Identify potential follow-on
opportunities in India
Strategically Optimize
Strategically Optimize
Assets
Assets
• SXCP
• Achieve smooth launch,
governance and operation
of SXCP
• Coal
• Reposition mining
operations for near-term
weakness and long-term
strategic flexibility
• Efficient Capital Allocation
• Put SXC and SXCP balance
sheets to work

North America M&A Growth Strategy
FOCUS
Acquisition of existing
cokemaking facilities with long-
term off take agreements
FOCUS
Selective acquisition of met coal
related handling & processing
assets, with long-term off take
agreements and limited
commodity exposure
FOCUS
Investment in ferrous side of
steel value chain (concentrating,
pelletizing, transport/handling)

•
•
•
•
•
•
•
•
•
Cokemaking
Cokemaking
Coal Handling/
Coal Handling/
Processing
Processing
Iron Ore Processing
Iron Ore Processing
First priority for core
business
Opportunistic
acquisitions of
adjacent assets
Evaluation for future
value chain expansion
Customer concentration likely
to remain high
Degree of integration in steel
operations and environmental
issues will impact complexity
and timing of transaction
In active discussion with
owners of targeted assets
Potential to add value to core
business and diversify
customer base
Current opportunities available
and less complex assets implies
potentially shorter deal cycle
Initiated discussions with
potential parties
Potential to diversify customer
base and enhance value-add
to steel industry
Potential to deploy tolling/pass
through model
Researching qualifying income
status and market opportunity

QUESTIONS

www.suncoke.com Investor Relations: 630-824-1907

APPENDIX

• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing
Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates.  EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted
EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.
• Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to
SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.
Definitions

• Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests.  Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership's financial statements, such as industry analysts, investors, lenders, and rating agencies, use to assess:
• the Partnership's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis;
• the ability of the Partnership's assets to generate sufficient cash flow to make distributions to the Partnership's unitholders;
• the Partnership's ability to incur and service debt and fund capital expenditures; and
• the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities.
Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership's definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Definitions

Reconciliations
$ in millions
Q1  2013 FY  2012 Q4  2012 Q3  2012 Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011 Q1  2011
Net Income 6.4               102.5          29.0          32.9          24.0          16.6          58.9          7.5            21.6          24.1          5.7
Subtract: Depreciation, depletion
and amortization (23.9)            (80.8)           (23.3)         (18.9)         (20.2)         (18.4)         (58.4)         (16.0)         (14.7)         (14.7)         (13.0)
Subtract: Interest expense, net (15.8)            (47.8)           (11.8)         (12.2)         (11.8)         (12.0)         (1.4)           (7.1)           (3.3)           4.5            4.5
Subtract: Income Tax (4.8)              (23.4)           (3.5)           (7.6)           (7.0)           (5.3)           (7.2)           2.9            (5.1)           (1.9)           (3.1)
EBITDA 50.9             254.5          67.6          71.6          63.0          52.3          125.9        27.7          44.7          36.2          17.3
Add: Sales Discount 1.4               11.2            2.1            2.1            3.8            3.2            12.9          3.2            3.5            3.1            3.1
Add: Adjustment to
unconsolidated affiliate earnings -               -              -            -            -            -            -            -            -            -            -
Adjusted EBITDA 52.3             265.7          69.7          73.7          66.8          55.5          138.8        30.9          48.2          39.3          20.4
Adjusted EBITDA attributable to
noncontrolling interests (8.4)              (3.0)             (1.5)           (1.1)           (0.9)           0.5            4.0            0.8            (2.7)           (0.9)           6.8
Adjusted EBITDA attributable to
SXC 43.9             262.7          68.2          72.6          65.9          56.0          142.8        31.7          45.5          38.4          27.2
Reconciliations from Net Income to Adjusted EBITDA

$ in millions, except per ton data
Domestic
Coke
International
Coke
Jewell
Coal Corporate Combined
Q1 2013
Adjusted EBITDA 61.1             1.6                  (4.6)             (5.8)             52.3
Sales Volume (thousands of tons) 1,058           216                 373
Adjusted EBITDA per Ton 57.8             7.41                (12.3)
FY 2012
Adjusted EBITDA 249.4           11.9                33.4             (29.0)            265.7
Sales Volume (thousands of tons) 4,345           1,209              1,500
Adjusted EBITDA per Ton 57.4             9.8                  22.3
Q4 2012
Adjusted EBITDA 62.4             10.2                6.0              (8.9)             69.7
Sales Volume (thousands of tons) 1,077           239                 370
Adjusted EBITDA per Ton 57.9             42.7                16.2
Q3 2012
Adjusted EBITDA 69.8             0.9                  10.7             (7.7)             73.7
Sales Volume (thousands of tons) 1,116           310                 392
Adjusted EBITDA per Ton 62.5             2.9                  27.3
Q2 2012
Adjusted EBITDA 62.4             0.7                  9.3              (5.6)             66.8
Sales Volume (thousands of tons) 1,074           302                 365
Adjusted EBITDA per Ton 58.1             2.3                  25.5
Q1 2012
Adjusted EBITDA 54.8             0.1                  7.4              (6.8)             55.5
Sales Volume (thousands of tons) 1,078           358                 373
Adjusted EBITDA per Ton 50.8             0.3                  19.8
Reconciliations of Segment Adjusted EBITDA and Adjusted EBITDA Per Ton
Reconciliations

2013E Net Income to Adjusted EBITDA Reconciliation - SXC
SXC – Expected 2013E EBITDA Reconciliation

(1) Represents SXC share of India JV interest, taxes and depreciation expense
(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor
(in millions)
2013E
Low
2013E
High
Net Income $40 $57
Depreciation, Depletion and Amortization 97 95
Total financing costs, net 55 55
Income tax expense 7 14
EBITDA $199 $221
Sales discounts 6 6
Adjustment to unconsolidated affiliate earnings
(1)
– 3
Adjusted EBITDA $205 $230
EBITDA attributable to noncontrolling interests
(2) (40) (40)
Adjusted EBITDA attributable to SXC $165 $190

2013E Net Income to Adjusted EBITDA Reconciliation - SXCP
SXCP – Expected 2013E EBITDA Reconciliation
(1) Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown facilities
(in millions)
2013E
Low
2013E
High
Net Income 79.2 $          89.9 $
Depreciation, Depletion and Amortization 32.0 31.0
Total financing costs, net 17.0 15.0
Income tax expense 4.7 4.7
EBITDA 132.9 $        140.6 $
Sales discounts (0.6) (0.6)
Adjusted EBITDA 132.3 $        140.0 $
EBITDA attributable to noncontrolling interest
(1) (44.0) (47.0)
Adjusted EBITDA attributable to SXCP 88.3 $          93.0 $

2013E Capital Expenditures and Investments
($ in millions)
SXC SXCP
Consolidated
On-Going
Approx.
$49 $9 $58
Environmental
Remediation
Approx.
-           $15 $15
Expansion
Approx.
60            -           60
Total CapEx
Approx.
$109 $24 $133
Investments
Approx.
$67 -           $67
Total CapEx &
Investments
Approx.
$176 $24 $200
For Year Ended December 31, 2013
•
Expansion includes approx.
$60m  for Indiana Harbor
Refurbishment
•
SXCP expenditures prefunded
from IPO proceeds
•
To fund investment in
India JV (Visa SunCoke)
•
SXC includes approximately
$25m coke and $24m coal
•
SXCP includes 65% of $14m
expected at Haverhill and
Middletown

Proforma for
period
1/1/2013 - Proforma
($ in Millions) Q1'13 1/23/2013 Q1'13
Net cash (used in) provided by operating activities 5.7 $                          (0.2) $                       5.5 $
   Depreciation (7.6)                            (7.6)
   Changes in working capital and other 25.8                           25.8
Net income 23.9 $                        23.7 $
Add:
   Depreciation 7.6                              7.6
   Financing expense, net 6.7                              6.7
   Income tax expense 3.9                              3.9
   Sales discounts (0.6)                            (0.6)
Adjusted EBITDA 41.5 $                        41.3 $
   Adjusted EBITDA attributable to NCI (11.4)                          (3.4)                          (14.8)
Adjusted EBITDA attributable to Predecessor/SXCP 30.1 $                        26.5 $
Less:
   On-going capex (0.7)                            (0.7)
   Replacement capex accrual (0.9)                            (0.9)
   Cash interest accrual (2.9)                            (2.9)
Distributable cash flow 25.6 $                        22.0 $
Minimum Quarterly Cash Distribution 13.2                           13.2
Distribution Coverage Ratio 1.94x 1.66x
Adjusted EBITDA per ton reconciliation
   Adjusted EBITDA attributable to SXCP 26.5 $
   Sales tons attributable to SXCP 291
Adjusted EBITDA/ton 91.1 $
SXCP – Adjusted EBITDA and Distributable
Cash Flow Reconciliations

(1) SG&A expense for the time period prior to the January 24, 2013 IPO date (January 1 -23, 2013)
(2) Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown facilities prior to the IPO date
(2) Includes 65% of the total sales tons of Haverhill and Middletown
(1)
(2)
(3)